Exhibit 99.1

Electromed, Inc. Investor Presentation November 2023 NYSE American: ELMDINNOVATION LEADER IN AIRWAY CLEARANCE TECHNOLOGIES

Forward Looking Statements Certain statements in this press release constitute forward-looking statements as defined in the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as ?anticipate,? ?believe,? ?estimate,? ?expect,? ?intend,? ?may,? ?plan,? ?potential,? ?should,? ?will,? and similar expressions, including the negative of these terms, but they are not the exclusive means of identifying such statements. Forward-looking statements cannot be guaranteed, and actual results may vary materially due to the uncertainties and risks, known or unknown associated with such statements. Examples of risks and uncertainties for the Company include, but are not limited to the competitive nature of our market; changes to Medicare, Medicaid, or private insurance reimbursement policies; changes to state and federal health care laws; changes affecting the medical device industry; our ability to develop new sales channels for our products such as the homecare distributor channel; our need to maintain regulatory compliance and to gain future regulatory approvals and clearances; new drug or pharmaceutical discoveries; general economic and business conditions; our ability to renew our line of credit or obtain additional credit as necessary; our ability to protect and expand our intellectual property portfolio; the risks associated with expansion into international markets, as well as other factors we may describe from time to time in the Company?s reports filed with the Securities and Exchange Commission (including the Company?s most recent Annual Report on Form 10-K, as amended from time to time, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). Investors should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or potentially inaccurate assumptions investors should take into account when making investment decisions. Shareholders and other readers should not place undue reliance on ?forward-looking statements,? as such statements speak only as of the date of this press release. We undertake no obligation to update them in light of new information or future events. Investor Presentation |2

Who We Are

ELECTROMED, INC.

Electromed, Inc. is a growing medical device company focused on airway management to help people around the world breathe better, stay healthier, and lead active and fulfilling lives.

Key Stats:

Headquarters: New Prague, MN

Ticker: ELMD

Established: 1992

Annual Revenue: $48.1M

Market Cap: $90M

Share Count: 8.6M

#170 Employees

Manufacturing in Minnesota

HFCWO Market Focus

As of 10/31/2023

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Electromed Overview Net Revenue ($M)1 $48.1 » » » Growing and profitable medical technology company A leader in the large and expanding airway clearance market SmartVest® High Frequency Chest Wall Oscillation (?HFCWO?) technology supported by clinical outcomes data with strong reimbursement » Attractive direct-to-patient and provider model » Strong financial profile with attractive historical gross margins and profitability, well capitalized balance sheet 1 Financials $41.7 $35.8 $31.3 $32.5 $28.3 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 Net Income ($M)1 $4.2 $3.2 $1.8 $2.0 FY'18 FY'19 FY'20 $2.4 $2.3 FY'21 FY'22 FY'23 under ASC 606 Investor Presentation |4

» An irreversible lung condition characterized by abnormal widening of one or more of the bronchi (airways) » End result of repeated episodes of pulmonary inflammation and infection » Damaged airways allow excess mucus to accumulate, increasing risk of infection » Mean prevalence of bronchiectasis in patients with COPD is 54%¹1Chalmers J. and Sethi S. Raising awareness of bronchiectasis in primary care: overview of diagnosis and management strategies in adults. NPJ Prim Care Respir Med. 2017;27:18 Investor Presentation | 5

Large, Growing and Underpenetrated MarketEstimated Net Bronchiectasis prevalence, DIAGNOSED1Estimated bronchiectasis prevalence, UNDIAGNOSED2Estimated HFCWO bronchiectasis penetration, treated population11Internal company estimates derived from GUIDEHOUSE 2023 NASM claims database 2Internal company estimates derived from GUIDEHOUSE 2023 literature review and 2023 CDC NHANES data| 6

Benefits of HFCWO TherapyInvestor Presentation | 7

History of Innovation



2000 – Introduced *Portable* HFCWO Device

2001 – Introduced *Machine Washable* Vest Garment



2003 – Introduced *Programmable* HFCWO Device

2007 – Introduced *Multi-Positional* HFCWO Device

2008 – Introduced *Reversible* Wrap Garment



2010 – Introduced *SmartVest® Colors*

2013 – Introduced *SmartVest SQL®*



2016 – Introduced Expanded SmartVest® Garment and SQL® Generator Colors



2017 – Commenced Development of *Wireless Connectivity* Reporting Solution



2022 – Introduced *Touch Screen User* Interface HFCWO Device - *Clearway®*



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SmartVest Clearway® Only New HFCWO Device on the Market An enhanced patient experience! » Smaller, lighter and intuitive user interface for better patient adherence » Patient remote monitoring enabled » More portable and easier for travel » Expect to contribute to both top line and gross margin growth SmartVest® has a well-established reimbursement code from CMS ? E0483; Electromed has over 275M contracted lives in the US Investor Presentation |9

Providing Patient Outcomes and Treatment Progress to PhysiciansSmartNotes combine patient Quality of Life and Therapy Utilization data to provide physicians with extended views into disease management » TeleRespiratory Services: A team of Respiratory Therapists stay connected with patients and support their therapy utilization. » Outcomes Management: Easy-to-read report provides physicians with a comprehensive view of disease progression and therapy impact.| 10

Clinical Evidence

Electromed has Published Studies Showing Effectiveness of HFCWO to Treat Bronchiectasis

Therapy with HFCWO demonstrated key health outcomes improved in post- compared to pre-index period: cough, all-cause hospitalizations, pneumonia and pulmonary hospitalizations.
DeKoven (2022)

Therapy with SmartVest® demonstrated an improvement in symptom scores and quality of life.
Chakravorty (2011)

Therapy with SmartVest® significantly decreased exacerbations requiring hospitalization, antibiotic use, and stabilizes lung function.
Powner (2018)

59%

Fewer hospitalizations

Exacerbations requiring hospitalizations reduced with SmartVest®.
Sievert (2016)

75%

Reduction in ER visits

Longitudinal outcome-based study showed ER visits significantly reduce with SmartVest®.
Sievert (2018)

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Net Revenue Breakdown, Fiscal Year 2023% of Net Revenue:Sales Points:Revenue Model:Investor Presentation| 12

Drives Attractive Margin ProfileInvestor Presentation| 13

Net Revenue Breakdown - $48.1M (FY'23)

By Setting



1%
4%
95%

- Home Care[1]
- Hospitals
- International

[1]Includes $1.5 million from home care distributor revenue

Homecare By Payer



2%
44%
54%

- Medicare
- Commercial / Other[2]
- Medicaid

[2] Includes Managed Medicare and Managed Medicaid

Homecare By Referral Volume



10%
10%
14%
2%
64%

- Bronchiectasis
- Cystic Fibrosis
- Neuromuscular
- COPD/COPD Related
- Other

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How Will Electromed Increase Market Share?• Continued sales force expansion along with complementary infrastructure investments • Direct-to-consumer and physician marketing to increase brand awareness and revenue • Best-in-class customer care and support • Develop and promulgate the body of bronchiectasis clinical evidence to increase physician adoption of the SmartVest® System for patients • Promote the best-in-class SmartVest Clearway® device| 15

Mid-teens revenue growth • Increase market share; deeper penetration of current SmartVest® prescribersOperating margin improvement • Operating leverage as revenue increases| 16

Why Invest?

HFCWO Industry Drivers

- **Aging** population
- **Higher incidence** of chronic lung diseases
- **Growing physician awareness** of diseases such as bronchiectasis
- The **Affordable Care Act** penalizes for readmission
- Healthcare reform moving to **fee-for-outcomes**
- Treatment moving to **lower cost settings** (homecare)

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Unique Investment Opportunity ? Large, expanding bronchiectasis market supported by industry tailwinds ? Clinically proven therapy ? Well established reimbursement code with broad payer coverage ? Consistent double-digit organic revenue growth ? History of high gross margins, robust operating cash flow and increased operating leverage ? Attractive valuation at 1.8x EV/Revenue Investor Presentation | 18

Mgmt. Incentives Aligned w/Investors ? CEO incentive reward based on increasing total shareholder return. ? Management?s incentive compensation focused solely on delivering financial results. Investor Presentation | 19

Why Invest? Attractive Valuation and Operating Metrics (FY2023 Results) RUS ME Metric ELMD Sales Growth 15.4% > 3.7% EV / Revenue 1.8x > 4.6x Gross Margin 76.0% > 54.7% Operating Margin 8.3% > (9.1%) Investor Presentation | 20

ELECTROMED, INC.

Jim Cunniff, President & CEO
(952) 758-9299
jcunniff@Electromed.com

Brad Nagel, CFO
(952) 758-9299
bnagel@Electromed.com

ICR WESTWICKE

Mike Cavanaugh
(617) 877-8641
mike.cavanaugh@westwicke.com

Callie Conway
(332) 242-4336
Callie.Conway@Westwicke.com

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APPENDIXInvestor Presentation | 22

Financial Summary (in $ millions, except shares amounts) Fiscal Year EndedJune 30, 2021 June 30, 2022 June 30, 2023 3 MonthSept 30, 2022 s EndedSept 30, 2023 Revenues 35.8 41.7 48.1 10.7 12.3 Gross Profit 27.3 31.4 36.5 8.3 9.5 Gross margin 76% 75% 76% 78% 77% Operating income 3.1 3.0 4.0 0.0 0.1 Operating margin 9% 7% 8% 0% 1% Net income 2.4 2.3 3.2 0.1 0.2 Diluted EPS $0.27 $0.26 $0.36 $0.01 $0.02 Diluted shares 8,911,842 8,768,703 8,700,833 8,689,377 8,782,824 Cash provided by operations $3.1 ($0.7) $1.3 ($1.7) ($0.2)Cash Provided by Operations$4.2(in millions)$3.1$1.3($0.7)FY'20 FY'21 FY'22 FY'23Investor Presentation| 23

Senior Leadership



Jim Cunniff – President & Chief Executive Officer
- CEO of Electromed since July 2023
- 30+ years of executive leadership in MedTech and the broader healthcare industry
- Track record of consistently growing revenue through innovative go-to market strategies
- Former President, CEO, and Board Director of Provista as well as Leiters Health
- Former Senior Vice President of Americas for Kinetic Concepts, Inc.
- Former President, Stryker Corporation for the following divisions: Medical, Asia/Pacific and Emerging Markets



Brad Nagel – Chief Financial Officer
- Chief Financial Officer at Electromed since November 2022
- 15+ years of financial leadership and strategic planning experience with Fortune 500 companies
- Former Divisional Chief Financial Officer of Global Lung Health and Visualization at Medtronic



Kristine Owata – Vice President of Reimbursement & Payer Relations
- VP of Reimbursement & Payer Relations at Electromed since October 2020
- 15+ years of diverse leadership experience in people management, client experience and process improvement
- Former president and director of Intelligere, Inc., and former owner of W4P Revenue Cycle Solutions, where she implemented revenue cycle solutions for healthcare clients



Diane Kaufman – Vice President of Human Resources
- VP of Human Resources at Electromed since July 2021
- 30+ years of experience leading global human resource functions aligning them with global business strategy and a champion of culture transformation
- Former Sr. VP of Global Human Resources at Ergotron resulting in 65% employee referral rate, 100% candidate acceptance and hiring in 30 days, and reduced turnover from 23% to 3%



Amy Yanta – Vice President of Regulatory Affairs, Quality Assurance & Compliance
- VP of Regulatory, Quality & Compliance since September 2023
- 15+ years of experience in the MedTech industry specializing in Regulatory Affairs and Quality Assurance
- Former RAQA leader at IMRIS, and former regulatory affair roles at Boston Scientific and Surmodics.

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